UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 20, 2006


                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


             0-28456                             65-0635748
     (Commission file number)       (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                           West Palm Beach, Fl. 33401
          (Address of principal executive offices, including zip code)


                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

      ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On March 20, 2006, Metropolitan Health Networks, Inc. issued a press release announcing that it has named two new members to its Board of Directors, Mr. Robert (Gene) Shields and Mr. David Florman.

      Mr. Shields' term is scheduled to begin effective as of May 15, 2006, and Mr. Florman's term is scheduled to begin effective as of April 1, 2006. A copy of this press release with respect to the appointment of Mr. Shields and Mr. Florman is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)      Exhibits

               99.1 - Press Release dated March 20, 2006





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 20, 2006


                                        METROPOLITAN HEALTH NETWORKS, INC



                                        By: /s/ Roberto Palenzuela
                                           ------------------------------------
                                        Roberto Palenzuela
                                        Secretary and General Counsel